                                                                      Exhibit n.

            Consent of Independent Registered Public Accounting Firm

We  consent  to the  reference  to  our  firm  under  the  caption  "Independent
Registered  Public  Accounting  Firm" and to the  inclusion  of our report dated
February 25, 2008 in the  Registration  Statement  (Form N-2) of Tortoise  Total
Return Fund,  LLC filed with the Securities  and Exchange  Commission  under the
Investment Company Act of 1940 (Registration No. 811-22085).

                                             /s/ Ernst & Young LLP

Kansas City, Missouri
May 20, 2008